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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                    Form 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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                         FEBRUARY 10, 1999 (FEBRUARY 10, 1999)
                  (Date of Report (date of earliest event reported))





                               CENDANT CORPORATION
               (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-10308                 06-0918165
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)

    9 WEST 57TH STREET - 37TH FLOOR
             NEW YORK, NY                                          10019
(Address of principal executive office)                          (Zip Code)

                                  (212) 413-1800
              (Registrant's telephone number, including area code)

                                       NONE
        (Former name, former address and former fiscal year, if applicable)







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ITEM 5.  OTHER EVENTS

Earnings Release. On February 10, 1999, we reported our 1998 fourth quarter and full year results. Attached hereto as Exhibit 99.1 is the press release relating to the fourth quarter and full year earnings release which is incorporated herein by reference in its entirety.

In addition, attached hereto as Exhibit 99.2 are financial schedules summarizing revenue and EBITDA by business segment for all four quarters of 1998, and 1997 giving effect to the Company adopting Statement of Accounting Standards ("SFAS") No. 131 "Disclosures About Segments of an Enterprise and Related Information". Each segment is also presented with revenues and revenue drivers for lines of business within the segment.

ITEM 7.  EXHIBITS

Exhibit
  No.    Description
-------  -----------

99.1 Press Release: Cendant Corporation Reports 1998 fourth quarter and full year results

99.2     Revenue Drivers







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                                 SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENDANT CORPORATION



                                              By: /s/ David M. Johnson
                                                  --------------------
                                                  David M. Johnson
                                                  Senior Executive Vice
                                                  President and Chief
                                                  Financial Officer



Date: February 10, 1999


                                       3

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                             CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
              REPORT DATED FEBRUARY 10, 1999 (FEBRUARY 10, 1999)

                                  EXHIBIT INDEX


Exhibit
  No.    Description
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99.1     Press Release: Cendant Corporation Reports 1998 fourth quarter and full year results

99.2     Revenue Drivers